UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2018

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408 Durham, NC	27701	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01 Entry into Material Definitive Agreements.

On June 1, 2018, MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, entered into a note purchase agreement (the “Note Purchase Agreement”) with Iliad Research and Trading, L.P. (“Iliad”), pursuant to which the Company issued a promissory note for the original principal amount of $3,600,000.00 (the “Note”). Iliad gave consideration of $3,000,000.00 for the Note. The outstanding balance of the Note is to be made in nine monthly installments beginning August 1, 2018. Subject to the terms and conditions set forth in the Note, the Borrower may prepay all or any portion of the outstanding balance of the Note at any time without pre-payment penalty. Upon the occurrence of an Event of Default, the Outstanding Balance shall immediately increase to 120% of the Outstanding Balance immediately prior to the occurrence of the Event of Default and the Outstanding Balance shall become immediately due and payable.

Unless specifically defined herein, the capitalized terms shall have the meanings as defined in the respective documents attached herein. The forgoing terms are qualified in their entirety by the actual Securities Purchase Agreement and the Note attached herein as Exhibits 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure

On June 7, 2018, the Company issued a press release announcing recent debt financing transactions, including as described under Item 1.01 above, along with other operational updates. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibits

10.1	Note Purchase Agreement dated June 1, 2018

10.2	Promissory Note in favor of Iliad Research and Trading, L.P. dated June 1, 2018

99.1	Press Release dated June 7, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date:	June 7, 2018	By:	/s/ Robert S. Lowrey
		Name:	Robert S. Lowrey
		Title:	Chief Financial Officer